                                                                     EXHIBIT 4.1

                (LOGO OF ALLIED RISER COMMUNICATIONS CORPORATION)
                     ALLIED RISER COMMUNICATIONS CORPORATION

Number                                                        Shares

ARCC

                                                                   Common Stock
                                                              CUSIP 019496 10 8

                                                                SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE




THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.0001 PAR VALUE PER SHARE, OF

                     ALLIED RISER COMMUNICATIONS CORPORATION

     The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Thereof, Allied Riser Communications Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereto affixed.

Dated:
                                [corporate seal]



/s/ Ried Zulager                                               /s/ John M. Todd
SECRETARY                                                      PRESIDENT



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                     ALLIED RISER COMMUNICATIONS CORPORATION

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT - ________ Custodian ___________
TEN ENT - as tenants by the entireties                             (Cust)              (Minor)
JT  TEN - as joint tenants with right of                          under Uniform Gifts to Minors
          survivorship and not as tenants                         Act ___________________
          in common                                                        (State)


     Additional abbreviations may also be used though not in the above list.

For value received, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          shares
-------------------------------------------------------------------------
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------------

                                       ----------------------------------------

                                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME(S) AS
                                       WRITTEN UPON THE FACE OF THE CERTIFICATE
                                       IN EVERY PARTICULAR, WITHOUT ALTERATION
                                       OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed

By
   --------------------------------

THE SIGNATURE(S) SHOULD BE
GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS,
SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO
S.E.C. RULE 17Ad-15.